SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 1998




                               EA Industries, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                   New Jersey
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)




        1-4680                                         21-0606484
 ----------------------                      ------------------------------
(Commission File Number)                    (IRS Employer Identification No.)




          185 Monmouth Parkway, West Long Branch, New Jersey 07764-9989
        -----------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (732) 229-1100
                          -----------------------------
                         (Registrant's telephone number)





                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On August 4, 1998, the New York Stock Exchange ("NYSE") announced that effective on August 19, 1998 (or the date the Company is eligible for trading on another system or exchange, if earlier) it would suspend trading in the Common Stock of the Company (the "Stock") and recommend that the Stock be de-listed from the NYSE. The Company is attempting to become eligible for trading on the OTC Bulletin Board before the suspension to prevent any gap between such suspension and such eligibility in the trading of the stock.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ITEM 7. Exhibits

1. Press Release dated August 4, 1998.


                                        EA Industries, Inc.
                                        Registrant


                                        By:  /s/ Howard P. Kamins
                                           ------------------------------------
                                            Howard P. Kamins
Dated:  August 5, 1998                      Vice President  and General Counsel